Debt Facilities	12 Months Ended
Dec. 31, 2011
Debt Facilities [Abstract]
Debt Facilities
Debt Facilities

Revolving Line of Credit
In 2007, we entered into a security agreement with a bank to obtain a $25,000 revolving line of credit (“2007 Revolving Line of Credit”), secured by our assets, excluding permitted liens. In 2009, we repaid the outstanding principal on the 2007 Revolving Line of Credit.

Additionally, in 2009, we amended and extended our 2007 Revolving Line of Credit through April 2011 (“Line of Credit”). The Line of Credit was primarily available to fund working capital requirements. The availability under the Line of Credit was subject to a borrowing base calculated based on qualifying accounts receivable. The interest rate on any borrowings was based on the lender’s prime rate plus a margin ranging between 50 to 150 basis points depending on our trailing EBITDA. The minimum interest rate was 5.50%. The Line of Credit restricted, among other things, our ability to incur indebtedness, create or permit liens on our assets, declare or pay dividends and certain other restricted payments, consolidate, merge or recapitalize, acquire or sell assets, make certain investments, loans or other advances, and enter into transactions with affiliates. The Line of Credit required us to maintain a “tangible net worth” of $14,000. In July 2011, we made withdrawals totaling $10,000 from the $25,000 Line of Credit in order to fund operations, including certain transaction expenses associated with the Adenyo acquisition. The Line of Credit was to expire on October 12, 2011.

A portion of the net proceeds from the Term Loan was used to repay in full the amounts outstanding under our Line of Credit. We terminated our Line of Credit on September 16, 2011.

Term Loan
We entered into a term loan with High River on September 16, 2011 and subsequently amended the terms of the term loan on November 14, 2011 and on February 28, 2012. The term loan accrues interest at 9% per year, which is paid-in-kind quarterly through capitalizing interest and adding it to the principal balance, is secured by a first lien on substantially all of our assets and is guaranteed by two of our subsidiaries, mCore International and Motricity Canada. The principal and interest are due and payable at maturity on August 28, 2013. We used the proceeds of the term loan to pay the amounts outstanding under our credit facility with Silicon Valley Bank and to provide additional working capital. The term loan provides High River with a right to accelerate the payment of the term loan if we experience an ownership change (within the meaning of Section 382 of the Internal Revenue Code of 1986 as amended) that results in a substantial limitation on our ability to use our net operating losses and related tax benefits or if the shares of any preferred stock we may issue become redeemable at the option of the holders or if we are required to pay the liquidation preference for such shares. Subject to certain limited exceptions, the Term Loan is subject to mandatory prepayment (without premium or penalty) from the net proceeds of corporate transactions, including dispositions of assets outside of the ordinary course of business or the issuance of additional debt or equity securities (other than the proposed rights offering). The Term Loan contains certain restrictive covenants, of which we are in full compliance with as of December 31, 2011. The principal and accrued interest balances as of December 31, 2011 were $20,000 and $530, respectively.

High River is beneficially owned by Mr. Carl C. Icahn, a beneficial holder, as of March 2, 2012, of approximately 16.7% of our outstanding shares. Mr. Brett C. Icahn, a director of the Company, is the son of Mr. Carl C. Icahn, and Mr. Hunter C. Gary, a director of the Company, is married to Mr. Carl C. Icahn's wife's daughter. The term loan as amended with High River was unanimously approved by the disinterested directors of the Company's Board of Directors.